                                                    Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Superior Industries International, Inc. (the “company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

▪
Amendment No. 2 to the Annual Report of the company on Form 10-K for the year ended December 27,     2009 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

▪	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operation of the company.

Dated:	June 25, 2010	/s/ Steven J. Borick
Steven J. Borick
Chairman, Chief Executive Officer and President

/s/ Emil J. Fanelli
Emil J. Fanelli
Chief Accounting Officer and
acting Chief Financial Officer